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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) November 19, 1998





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000
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Item 5.  Other Events.

     Associates First Capital Corporation (the "Company")disclosed that it is currently comfortable with the consensus of analysts' estimated earnings for the fourth quarter of 1998 of $.94 per share (based on approximately 348,000,000 shares outstanding).

    This report contains certain forward-looking statements. The factors which may cause future results to differ materially from expectations are discussed in the Form 10-K for the year ended December 31, 1997 and the Form 10-Q for the nine-months ended September 30, 1998, filed with the Securities and Exchange Commission.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASSOCIATES FIRST CAPITAL CORPORATION



                                  By:
                                     -------------------------------------
                                     Senior Executive Vice President and
                                     Chief Financial Officer



Date: November 23, 1998